UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2025

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and zip code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2025, Viavi Solutions Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s existing Fourth Restated Certificate of Incorporation as disclosed in Item 5.07 below. The amendments provide for officer exculpation as permitted by the Delaware General Corporation Law, as further described in the Company's definitive proxy statement filed on October 3, 2025, under the heading “Proposal 5 - Approval of an Amended and Restated Certificate of Incorporation to Include an Officer Exculpation Provision.” Subsequent to the approval, the Company filed on November 13, 2025, with the Secretary of the State of Delaware, an Amended and Restated Certificate of Incorporation, which became effective upon filing.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders holding and entitled to vote 205,682,080 shares of the Company's Common Stock, or approximately 92% of the total outstanding shares of the Company's Common Stock on the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following five proposals, each of which is described in detail in the Company’s 2025 Proxy Statement. The final voting results are reported below.

Proposal 1: To elect nine directors to serve until the 2026 Annual Meeting of Stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard E. Belluzzo	183,998,277	7,157,651	45,231	14,480,921
Keith Barnes	185,485,181	5,669,078	46,900	14,480,921
Laura Black	189,023,798	1,519,356	658,005	14,480,921
Richard John Burns	190,758,870	391,817	50,472	14,480,921
Donald Colvin	189,762,058	1,389,943	49,158	14,480,921
Eugenia M. Corrales	190,780,979	373,419	46,761	14,480,921
Doug Gilstrap	190,761,231	395,910	44,018	14,480,921
Oleg Khaykin	190,298,596	866,608	35,955	14,480,921
Joanne Solomon	190,782,351	370,836	47,972	14,480,921

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2026:

For	Against	Abstain
200,728,070	4,889,545	64,465

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
179,253,889	11,847,964	99,306	14,480,921

Proposal 4: To approve, the amendment and restatement of the Company's 2003 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
185,845,145	5,253,536	102,478	14,480,921

Proposal 5: To approve, the amendment and restatement of the Company’s Certificate of Incorporation to include an officer exculpation provision.

For	Against	Abstain	Broker Non-Votes
178,470,353	12,657,389	73,417	14,480,921

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.            Description

3.1                Amended and Restated Certificate of Incorporation

104                Cover Page Interactive Data File - the cover page iXBRL tags are embedded      within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

Date: November 18, 2025	By:	/s/ Kevin Siebert
	Name:	Kevin Siebert
	Title:	Senior Vice President, General Counsel & Secretary